THE PROJECT:

The Allentown Panel Shop Marcon project involves the intensive renovation and restoration of 173,000 square feet of existing building space into a new manufacturing complex, including the environmental remediation of the blighted 17-acre Allentown Metal Works. Renovations to the existing buildings include structural reconditioning; installation of new exterior walls, windows, and roofing; and the modernization of utilities.

The project is sponsored by Marcon Enterprises Inc. (MEI), an over-90-year-old family-owned construction and manufacturing company with deep roots in the Lehigh Valley. Upon completion of the facilities, Eastern Exterior Wall Systems, Inc. (EEWS), the panel shop’s tenant and a subsidiary of MEI, will install new manufacturing equipment, including cranes, welding equipment, and metal tools.

FINANCING:	Financing for the $52.0 million Allentown Panel Shop project will include $22.0 million in New Markets Tax Credits (NMTC), of which $8.0 million was allocated by Building America CDE, Inc.

ECONOMIC IMPACT OF INVESTMENT*

Building America NMTC Allocation $8.0 Million	Total Development Cost $52.0 Million	Rehabilitation of 173,000 SF facility with and 82 permanent jobs	557,298 Hours of Union Construction Work Generated	$13.3 Million Tax revenue generated	$90.6 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on Building America project data. The data is current as of March 31, 2024. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Allentown Panel Shop Marcon – Allentown, PA

“The opening of this new manufacturing facility marks a significant milestone for the Lehigh Valley Building Trades and the local workforce. It signifies growth, stability, and increased job opportunities for our members. We are proud to be part of this exciting venture that will contribute to the economic prosperity of our community.”

— Paul Anthony, President
Greater Lehigh Valley Building and Construction Trades Council, IBEW 375

COMMUNITY IMPACT:	The project is intended to serve as an economic catalyst for the City of Allentown by increasing quality and accessible job opportunities, developing a local corporate tax base, and revitalizing a blighted area to improve quality of life for city residents. MEI will actively recruit workers in Lehigh County, primarily Allentown and Bethlehem residents, through their community hiring initiative. The initiative’s goals include:

•	Solidifying MEI’s commitment to the Lehigh Valley, especially the Cities of Allentown and Bethlehem.

•	Strengthening the union construction worker base in the Lehigh Valley for MEI subsidiaries and the community at large.

•	Providing training, job access, and consistent job placement for the neighborhoods adjacent to the Allentown Panel Shop.

The Project expects to create 277 quality union construction jobs, of which 211 will be accessible. EEWS will create and retain a total of 82 permanent union jobs with fair paying wages and benefits. The project will rehabilitate a blighted area to improve quality of life and generate economic activity in a low-income community. It has the support of the Allentown Economic Development Corporation and the Mayor of Allentown. Without NMTC, the project site would be challenging for redevelopment.

ABOUT BUILDING AMERICA:	Building America CDE was established as a subsidiary of the AFL- CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $280 million of these tax credits since 2011. The HIT is a fixed income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans in addition to labor organizations. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments.

5/2024	1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.buildingamericacde.com